Note Payable	12 Months Ended
Dec. 31, 2021
Note Payable [Abstract]
NOTE PAYABLE

NOTE 6 - NOTE PAYABLE

Paycheck Protection Program Funding

On April 30, 2020, the Company received federal funding in the amount of $18,900 through the Paycheck Protection Program (the “PPP”). PPP funds had certain restrictions on use of the funding proceeds, and generally must be repaid within two years and accrued interest at a rate of 1% per annum. The PPP loan may, under circumstances, be forgiven. No payment was due by the Company during the nine months period beginning on the date of this note (“Deferral Period”). Commencing one month after the expiration of the Deferral Period, the Company was to pay the lender monthly payments of principal and interest, each in equal amount required to fully amortize by the maturity date. If a payment on this note was more than ten days late, the lender would charge a late fee of up to 5% of the unpaid portion of the regularly scheduled payment. As of December 31, 2020, the principal balance of this note amounted to $18,900 and accrued interest of $174.

In April 2021, the Company was notified by the Small Business Administration that the principal and accrued interest under the PPP loan has been forgiven in full. Accordingly, during the year ended December 31, 2021, the Company recorded a total gain on forgiveness of PPP note payable of $19,082 which consisted of the principal balance of $18,900 and accrued interest of $182. As of December 31, 2021, the PPP note had no outstanding balance.

During the years ended December 31, 2021 and 2020, the Company recognized $54 and $80 of interest expense, respectively.

At December 31, 2021 and 2020, notes payable consisted of the following:

	December 31, 2021	December 31, 2020
Principal amount	$—	$18,900
Less: current portion	—	(14,654)
Note payable - long term portion	$—	$4,246